UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2020

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

110 West 44th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2020, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved and adopted the Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “Amended and Restated 2017 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.

The Amended and Restated 2017 Plan increases the available shares reserved thereunder by 2,000,000 shares and makes certain updates to eliminate plan provisions that were included in order to allow the Company to grant awards that would qualify for the “performance-based” compensation for purposes of the exception to the deduction limitation under Section 162(m) of the Code prior to the repeal of such exception under the Tax Cuts and Jobs Act of 2017. Other than these changes, no other changes were made by the Amended and Restated 2017 Plan.

The foregoing description of the Amended and Restated 2017 Plan is qualified in its entirety by the full text of the Amended and Restated 2017 Plan, which is attached as Annex B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 24, 2020, and is incorporated by reference herein as Exhibits 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 16, 2020, the Company held its Annual Meeting virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 114,338,764 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 100,707,432 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.

1.             Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2021 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	84,216,123	7,106,756	982,468	8,402,085
Michael Dornemann	87,096,380	4,761,200	447,767	8,402,085
Roland Hernandez	89,858,185	1,998,469	448,693	8,402,085
J Moses	85,371,144	6,485,948	448,255	8,402,085
Michael Sheresky	86,466,158	5,390,583	448,606	8,402,085
LaVerne Srinivasan	91,797,572	62,695	445,080	8,402,085
Susan Tolson	84,007,781	7,852,961	444,605	8,402,085
Paul Viera	91,775,166	81,869	448,312	8,402,085

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2021 and until their respective successors have been duly elected and qualified.

2.             Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
85,740,834	6,085,133	479,380	8,402,085

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.             Votes regarding the approval of the adoption of the Amended and Restated 2017 Plan were as follows:

For	Against	Abstain	Broker Non-Votes
82,152,565	9,685,667	467,115	8,402,085

Based on the votes set forth above, the Amended and Restated 2017 Plan was duly approved and adopted by our stockholders.

4.             Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2021, were as follows:

For	Against	Abstain	Broker Non-Votes
96,805,485	3,425,785	476,162	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2021 was duly ratified by our stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit		Incorporated by Reference			Filed
No.	Description	Form	Exhibit	Filing Date	Herewith
10.1	Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan	DEF 14A	B	July 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary
Date: September 18, 2020